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EXHIBIT 99.1


             Consent of Ernst & Young LLP, Independent Auditors


We  consent  to  the   inclusion   in  the Form   8-K/A  of   Mettler-Toledo
International, Inc. of our report dated February 2, 2001 with respect to the financial statements of Rainin Instrument Company, Inc. for the year ended December 31, 2000.



                                                /s/ Ernst & Young LLP

Boston, Massachusetts
December 20, 2001